SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 24, 2000


                               SAFLINK CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


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
          DELAWARE                     0-2027                       95-4346070
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer Identification No.)
     of Incorporation)
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        18300 N.E. UNION HILL ROAD, SUITE 270, REDMOND, WASHINGTON   98052
                  (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (425) 881-6766

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous Principal Accountant.

                  (i) On April 24, 2000, SAFLINK Corporation (the "Registrant") dismissed Ernst & Young LLP ("E & Y") as the principal accountant engaged to audit the Registrant's consolidated financial statements.

                  (ii) The audit report of E & Y on the consolidated financial statements of the Registrant as of and for the two fiscal years ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) During the Registrant's two most recent fiscal years and the subsequent interim period through April 24, 2000, there were no disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of E & Y, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

                  (iv) E & Y was provided with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. We requested that E & Y furnish us with a letter to the SEC stating whether E & Y agreed with the above statements. E & Y's letter dated April 27, 2000 is attached as Exhibit 16.1.

         (b)      New Principal Accountant.

                  (i) On April 24, 2000, the Registrant engaged KPMG LLP ("KPMG") as the principal accountant to audit the Registrant's consolidated financial statements. During the two most recent fiscal years and the subsequent interim period through April 24, 2000, the Registrant did not consult KPMG regarding either the application of accounting principles to a


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                  specified. transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

                  (ii) The decision to change certifying accountants was approved by the board of directors of SAFLINK Corporation.

ITEM 5.           OTHER EVENTS

                  Not applicable

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                  The exhibits listed on the Exhibit Index on page 5 are filed as part of this Report.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SAFLINK CORPORATION

Date: April 27, 2000

                                  By:  /s/ Jeffrey P. Anthony
                                       -------------------------------------
                                       Jeffrey P. Anthony
                                       President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit           Description                                           Page No.
-------           -----------                                           --------

16.1              Letter from Ernst & Young LLP dated April 27, 2000       7
                  regarding change in certifying accountant


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